UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2013

ANTHERA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34637	20-1852016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01              Changes in Registrant’s Certifying Accountant.

(a), (b) The Audit Committee (the “Audit Committee”) of the Board of Directors of Anthera Pharmaceuticals, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2013.

As a result of this process on August 29, 2013, the Audit Committee engaged BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, and dismissed Deloitte & Touche LLP (“DT”) from that role.  The composition of the Audit Committee remains unchanged as Daniel K. Spiegelman, Chair, Christopher S. Henney, Ph.D. and Sandford Zweifach.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K (i) there were no disagreements with DT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to DT’s satisfaction, would have caused DT to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

DT’s audit reports on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided DT with a copy of the disclosures in this Current Report on Form 8-K and has requested that DT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not DT agrees with the Company’s statements in this Item 4.01(a). Attached as Exhibit 16.1 hereto is a copy of DT’s letter stating its agreement with such statements.

In addition, during the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated September 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anthera Pharmaceuticals, Inc.

Date: September 4, 2013	By:	/s/ May Liu
May Liu
Senior Vice President, Finance and Administration

Exhibit Index

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated September 4, 2013.